Redeemable Convertible Preferred Stock	12 Months Ended
Dec. 31, 2016
Preferred Stock, Number of Shares, Par Value and Other Disclosures [Abstract]
Redeemable Convertible Preferred Stock

Note 6 - Redeemable Convertible Preferred Stock

All shares of Series A Preferred Stock (including those shares issued in connection with the conversion of the 2014 and 2015 convertible debt) were converted into 7,374,852 shares of common stock in connection with the Company’s IPO (see Notes 7 and 8). Before such conversion, the Series A Preferred Stock was redeemable at the option of the holders of 70% of the outstanding shares of Series A Preferred Stock, subject to certain additional requirements. The Company’s redeemable convertible preferred stock was classified as temporary equity due to redemption provisions outside of the Company’s control.

The Company issued 1,999,864 shares of Series A Preferred Stock in December 2013 at $1.00 per share in exchange for $1,999,864 in convertible promissory notes. In February 2014, the Company sold 1,405,096 shares of Series A redeemable convertible preferred stock for gross proceeds of $1,405,096. In April 2014, the Company sold an additional 594,904 shares of Series A Preferred Stock for gross proceeds of $594,904. The Company incurred issuance costs of $62,098 related to the 2014 Series A Preferred Stock sales.

The following table presents the changes in the Series A Preferred Stock during 2015:

	Shares	Amount
Balance at December 31, 2014	3,999,864	$4,564,899
2015 Accretion	—	243,762
2015 Conversions	(3,999,864)	(4,808,661)
Balance at December 31, 2015	—	$—

The Series A Preferred Stock had the right to receive non-cumulative dividends, at a rate of 8% per annum, when and if declared by the board of directors. The Series A Preferred Stock had preference of payment over all other classes and series of capital stock of the Company with respect to dividends, payment on liquidation and payment on redemption. The liquidation and redemption preferences were at two times the Series A Preferred Stock purchase price. The Series A preferred stockholders were entitled to vote on all matters that come to stockholders on an as-converted basis with holders of the common stock. In addition, the Series A Preferred Stock had broad based anti-dilution rights.

The holders of Series A Preferred Stock had the right to convert such shares, at their option and at any time, into shares of common stock at the then-applicable conversion rate, as defined. The initial conversion rate was one common share for each preferred share, which may be adjusted for specified dilutive transactions. Beginning in December 2019, the Company may have been obligated to redeem shares of Series A Preferred Stock, if requested, by holders of at least 70% of the then-outstanding shares of preferred stock. The redemption, if requested, would have taken place in three equal annual installments. Series A Preferred Stock would have been redeemed at two times the original issue price per share plus all accrued and unpaid dividends. The redemptions were subject to certain equity adjustments for specified anti-dilution transactions, as defined.